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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 2, 1997

                            EXCEL REALTY TRUST, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


          MARYLAND                         1-12244               33-0160389
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
      of Incorporation)                    Number)           Identification No.)



    16955 VIA DEL CAMPO, SUITE 100
         SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Office)                           (Zip Code)


                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)





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This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation (the "Company"), in connection with the matters described herein.

ITEM 5.        OTHER EVENTS.

On December 2, 1997, the Company acquired a shopping mall located in Clearwater, Florida in exchange for cash. The total purchase price of this property was approximately $20 million. The property has approximately 685,000 square feet of gross leasable area and is anchored by Dillards, Gayfers, and Montgomery Wards. In connection with the above acquisition, the Company also incurred certain transaction costs that will be capitalized into the value of the shopping center and are not reflected in the above acquisition price.

In assessing the acquisition of the shopping center, the Company considered, among other factors, the location and occupancy rate of the shopping center, the quality of tenants (including the tenants' credit quality), comparative rents, the competition in the shopping center's area, and redevelopment potential of the property. The Company also assessed potential expenses associated with owning or leasing, and operating the shopping center, including among other factors, estimated maintenance expenses, capital improvement costs and other operating expenses.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)    Excel Realty Trust, Inc. and Holland Westshore, Inc.

                      (1)    Report of Squire and Company, PC.
                      (2)    Financial Statements of the Property Acquired

               (b)    Pro Forma Financial Information

               (c)    Exhibits

                      23.01  Consent of Squire and Company, PC.

                      99.01  Historical Summary of Operating Revenues and
                             Direct Operating Expenses for the Property Acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996.

                      99.02 Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of and for the nine months ended September 30, 1997, and for the year ended December 31, 1996.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   December 17, 1997                    EXCEL REALTY TRUST, INC.

                                             By: /s/ David A. Lund
                                                --------------------------------
                                                     David A. Lund
                                                     Principal Financial Officer










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                                  EXHIBIT INDEX



Exhibit No.
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23.01          Consent of Squire & Company, PC.

99.01 Historical Summary of Operating Revenues and Direct Operating Expenses for the Property Acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996

99.02 Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of and for the nine months ended September 30, 1997, and for the year ended December 31, 1996






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